Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. §1350 (as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002), the undersigned Chief Executive Officer of Appliance Recycling Centers of America, Inc. (the “Company”) hereby certifies that the Quarterly Report on Form 10-Q of the Company for the quarterly period ended October 3, 2015 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 19, 2015	/s/ Edward R. Cameron
Edward R. Cameron
President and Chief Executive Officer